UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Lawson Products, Inc., a Delaware corporation (“Lawson”), was held at 10:00 a.m., Central Time, on March 15, 2022 to consider and vote upon the following proposals:

•

a proposal to approve the Agreement and Plan of Merger, dated as of December 29, 2021 (the “TestEquity Merger Agreement”), by and among LKCM TE Investors, LLC, a Delaware limited liability company (“TestEquity Equityholder”), TestEquity Acquisition, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), Lawson and Tide Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Lawson (“Merger Sub 1”), the related agreements contemplated by the TestEquity Merger Agreement and the transactions contemplated thereby, including (i) the merger of Merger Sub 1 with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of Lawson (the “TestEquity Merger”), and (ii) the issuance of shares of Lawson common stock in connection with the TestEquity Merger (the “TestEquity Transactions Proposal”);

•

a proposal to approve the Agreement and Plan of Merger, dated as of December 29, 2021 (the “Gexpro Services Merger Agreement” and, together with the TestEquity Merger Agreement, the “Merger Agreements”), by and among 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), 301 HW Opus Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), Lawson and Gulf Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Lawson (“Merger Sub 2”), the related agreements contemplated by the Gexpro Services Merger Agreement and the transactions contemplated thereby, including (i) the merger of Merger Sub 2 with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of Lawson (the “Gexpro Services Merger” and together with the TestEquity Merger, the “Mergers”), and (ii) the issuance of shares of Lawson common stock in connection with the Gexpro Services Merger (the “Gexpro Services Transactions Proposal”);

•

a non-binding, advisory proposal to approve the compensation that will or may become payable to Lawson’s named executive officers in connection with the Mergers (the “Transaction-Related Compensation Proposal”); and

•

a proposal to authorize the adjournment of the Special Meeting to a later date or dates if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes, or insufficient shares of Lawson common stock present, at the time of the Special Meeting to approve the TestEquity Transactions Proposal and/or the Gexpro Services Transactions Proposal or (ii) to ensure that any supplement or amendment to the proxy statement is timely provided to Lawson stockholders (the “Adjournment Proposal”).

Approval of each of the TestEquity Transactions Proposal and the Gexpro Services Transactions Proposal required (i) the affirmative vote of the holders of a majority of the total votes of shares of Lawson common stock cast on such matter in person or by proxy at the Special Meeting, as required by Rule 5635(a) of the Nasdaq Listing Rules (the “NASDAQ Requirement”), (ii) the affirmative vote of the holders of a majority of the total voting power of shares of Lawson common stock present in person or by proxy at the Special Meeting, in accordance with Lawson’s bylaws (the “Bylaws Requirement”), and (iii) the affirmative vote of the holders of a majority of the total voting power of shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties present in person or by proxy at the Special Meeting, where a majority of the outstanding shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties are present in person or by proxy at the Special Meeting, pursuant to the terms of the Merger Agreements (the “Disinterested Stockholders Requirement”). The “Excluded Company Parties” means LKCM Headwater Investments II, L.P., LKCM Headwater II Sidecar Partnership, L.P., Headwater Lawson Investors, LLC, LKCM Investment Partnership, L.P., LKCM Private Discipline Master Fund, SPC, PDLP Lawson, LLC, LKCM Micro-Cap Partnership, L.P., LKCM Core Discipline, L.P., Luther King Capital Management Corporation, J. Luther King, Jr., J. Bryan King and the persons or entities in which any of the foregoing persons or entities have a pecuniary interest or in the name of which the shares of Lawson common stock of any of the foregoing persons or entities are registered or beneficially held, whether directly or indirectly.

Approval of each of the Transaction-Related Compensation Proposal and the Adjournment Proposal required the affirmative vote of the holders of a majority of the total voting power of shares of Lawson common stock present in person or by proxy at the Special Meeting.

As of February 8, 2022, the record date for the Special Meeting, there were 9,115,584 shares of Lawson common stock outstanding and entitled to vote at the Special Meeting. Excluding shares owned, directly or indirectly, by the Excluded Company Parties, there were 4,765,028 shares of Lawson common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, a total of 8,610,104 shares of Lawson common stock were present in person or by proxy at the Special Meeting, constituting a quorum to conduct business under Lawson’s bylaws. At the Special Meeting, a total of 4,259,548 shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties were present in person or by proxy at the Special Meeting.

The final voting results for the proposals at the Special Meeting are set forth below:

1.	TestEquity Transactions Proposal. With respect to the approval of the TestEquity Transactions Proposal, the votes were as follows:

•	Under the NASDAQ Requirement, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,601,980	5,898	2,226	0

Accordingly, the votes cast in favor of the TestEquity Transactions Proposal constituted approximately 99.9% of the total votes of shares of Lawson common stock cast on such matter in person or by proxy at the Special Meeting.

•	Under the Bylaws Requirement, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,601,980	5,898	2,226	0

Accordingly, the votes cast in favor of the TestEquity Transactions Proposal constituted approximately 99.9% of the total voting power of shares of Lawson common stock present in person or by proxy at the Special Meeting.

•	Under the Disinterested Stockholders Requirement, the votes were as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,251,424	5,898	2,226	0

Accordingly, the votes cast in favor of the TestEquity Transactions Proposal constituted approximately 99.8% of the total voting power of shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties present in person or by proxy at the Special Meeting.

2.	Gexpro Services Transactions Proposal. With respect to the approval of the Gexpro Services Transactions Proposal, the votes were as follows:

•	Under the NASDAQ Requirement, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,601,980	5,898	2,226	0

Accordingly, the votes cast in favor of the Gexpro Services Transactions Proposal constituted approximately 99.9% of the total votes of shares of Lawson common stock cast on such matter in person or by proxy at the Special Meeting.

•	Under the Bylaws Requirement, the votes were as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,601,980	5,898	2,226	0

Accordingly, the votes cast in favor of the Gexpro Services Transactions Proposal constituted approximately 99.9% of the total voting power of shares of Lawson common stock present in person or by proxy at the Special Meeting.

•	Under the Disinterested Stockholders Requirement, the votes were as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,251,424	5,898	2,226	0

Accordingly, the votes cast in favor of the Gexpro Services Transactions Proposal constituted approximately 99.8% of the total voting power of shares of Lawson common stock not owned, directly or indirectly, by the Excluded Company Parties present in person or by proxy at the Special Meeting.

3.	Transaction-Related Compensation Proposal. With respect to the approval of the Transaction-Related Compensation Proposal, the votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,582,052	26,668	1,384	0

Accordingly, the votes cast in favor of the Transaction-Related Compensation Proposal constituted approximately 99.7% of the total voting power of shares of Lawson common stock present in person or by proxy at the Special Meeting.

4.	Adjournment Proposal. The stockholders of Lawson were not asked to vote with respect to the Adjournment Proposal at the Special Meeting.

Item 8.01	Other Events.

On March 15, 2022, Lawson issued a press release announcing its receipt of stockholder approvals at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release issued by Lawson on March 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise, unless otherwise required by law. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements:

•	the possibility that the Mergers will not be consummated, and the possibility of delays in consummating the Mergers;

•

the possibility that the closing conditions set forth in either of the Merger Agreements will not be satisfied, including among others receipt of proceeds of debt financing in an amount sufficient for the payment of certain payoff indebtedness, transaction expenses and other fees and expenses in connection with the Mergers;

•	unanticipated difficulties or expenditures relating to the Mergers;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreements;

•

the risk that stockholder litigation in connection with the Mergers may prevent or delay the consummation of the Mergers and/or result in significant costs of defense, indemnification and liability; and

•	any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: March 18, 2022	By:	/s/ Richard D. Pufpaf
	Name:	Richard D. Pufpaf
	Title:	Senior Vice President, Corporate Secretary, General Counsel and Chief Compliance Officer